SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: June 10, 2002

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/528-4350

Item 5.  Other Events

DECEMBER 2015 REPORT
---------------------
On June 10, 2002 Jore Corporation filed its financial report (Form 2015) with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------

                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending April 24, 2002, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 11th day of June 10, 2002.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                           Report Month/Year April 24, 2002
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Kelly Grove                        Date: June 10, 2002

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                     Case Number:       01-31609-11
BALANCE SHEET                        Rule 2015 Report for the Month and Year
For the Periods Indicated                               of: April, 2002


                                                         March 31, 2002     April 24, 2002
ASSETS
Current assets:
      Cash equivalents and investments                         $162,854           $143,299
      Accounts receivable, net of allowances                  5,461,453          4,402,616
      Shareholder notes receivable, net of reserves             359,882            359,882
      Inventory , net                                         9,573,394          9,243,218
      Other current assets                                    2,897,411          2,733,617
                                                     --------------------------------------

        Total current assets                                $18,454,994        $16,882,632
                                                     --------------------------------------

    Property, plant and equipment, net                       70,389,988         68,979,904
    Intangibles and other long-term assets, net                 835,267          1,669,449
                                                     --------------------------------------


              Total assets                                  $89,680,249        $87,531,985
                                                     ======================================


LIABILITIES & SHAREHOLDERS' EQUITY

    Current liabilities:
    Post Petition:
      Operating Line of Credit                               29,136,459         28,747,981
      Accounts Payable Post Petition                          1,829,598          2,384,081
      Accrued Expenses Post Petition                          2,915,239          1,568,575
      Accrued Payroll & Other Post Petition                     144,319            349,299
      Accrued Vacation & Personal Leave Post Petition           147,819            336,449

    Pre-petition:
      Accounts Payable Pre Petition                           9,673,288          9,673,288
      Accrued Expenses Pre Petition                           2,021,438          2,021,780
      Accrued Payroll & Other Pre Petition                      444,110            444,110
      Accrued Vacation & Personal Leave Pre Petition            439,796            285,472
      Notes Payable                                             250,000            250,000
      Shareholder Note Payable                                  353,446            353,446

                                                     --------------------------------------

        Total Current Liabilities                            47,355,512         46,414,481
                                                     --------------------------------------

    Long-term Debt                                           43,781,859         43,781,859
    Deferred Income Tax Liabilities                           1,533,332          1,533,332
                                                     --------------------------------------

              Total Liabilities                              92,670,703         91,729,672
                                                     --------------------------------------

    Shareholders' Equity
    Common Stock                                             41,337,318         41,337,319
    Deferred Compensation - Stock Options                       (22,171)           (22,171)
    Deferred Benefits Expense                                  (113,893)           (83,614)
    Retained Earnings                                       (44,191,708)       (45,364,493)
                                                     --------------------------------------

        Total Shareholders' Equity                           (2,990,454)        (4,132,959)

                                                     --------------------------------------

              Total Liabilities & Shareholders' Equity      $89,680,249        $87,596,713
                                                     ======================================

Jore Corporation                                                    01-31609-11
INCOME STATEMENT
For the Periods Indicated                                              April-02

                                      March-02        April-02     Bankruptcy To Date
Revenues

Gross Sales                             $4,249,672      $1,757,581       $57,011,858
Sales Returns, Allow, Disc, Adj           (204,732)        (93,317)      ($3,065,265)
                                  ---------------------------------------------------
Total Net Revenues                       4,044,940       1,664,264        53,946,593

Cost of Sales
Material @ Standard                      1,680,160         644,199       $22,372,778
Labor @ Standard                           432,632         199,173        $7,399,252
Overhead @ Standard                        168,176          55,688        $5,271,310
Product roll-out costs                       5,899             194           $88,890
Over/under applied variances             1,273,878       1,062,020        $7,840,523
Purchase price variance                      7,798          14,467       ($1,063,293)
Freight                                     77,350          28,379        $1,478,031
Shipping & DC Costs                         55,875          36,599          $707,491
Assignment Fees                              6,043           4,260           $22,770
                                  ---------------------------------------------------

Total Cost of Sales                      3,707,811       2,044,979       $44,117,754
                                  ---------------------------------------------------

Gross Profit                               337,129        (380,715)        9,828,839

Operating Expenses
General & Administrative                   199,094         173,107        $4,609,518
Sales & Marketing                          562,686         142,431        $7,563,407
Product Development                         (1,020)         (5,219)         $238,500
                                  ---------------------------------------------------

Total Operating Expenses                   760,760         310,319       $12,411,424
                                  ---------------------------------------------------

Operating Income / (Loss)                 (423,631)       (691,034)       (2,582,585)

Other (Income) Expenses
Interest Expense                           222,097         233,460        $3,123,044
Other Expenses                              (1,316)           (200)         ($19,229)
Loss on Disposal of Fixed Asset              1,388               -          ($41,921)
                                  ---------------------------------------------------

Total Other (Income) Expense               222,169         233,260        $3,061,894

Non-Recurring Expenses
Bankruptcy Admin                           199,386           6,271        $3,956,305
Other Expense - Nonrecurring                   474               -       $17,190,292
                                  ---------------------------------------------------

Total Non-Recurring Expenses               199,860           6,271       $21,146,597


                                  ---------------------------------------------------
                                                                   ------------------
Income before Taxes                       (845,660)       (930,565)     ($26,791,076)


Provision for Income Taxes                       0               0                 0
                                  ---------------------------------------------------


                                  ---------------------------------------------------
Net Income (Loss)                         (845,660)       (930,565)      (26,791,076)
                                  ===================================================

            UST-14 Summary of Disbursements
                                        Case Number: 01-31609-11
                                     Rule 2015 Report for the Month and Year
                                                    of: April, 2002

                  Statement of Cash Receipts and Disbursements

                             Account Name:  Jore Corporation DIP
                                           ----------------------
                                           Summary of All Accounts

April 2002

Operating DIP Accounts                                                                                      Transfer from
----------------------------------------
Account Name                            Account #        Beginning Balance Cash Receipts  Cash Disbursements Line of Credit
------------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603        (331,766.90)             -     (1,100,342.19)     1,590,424.80
Self-funded Health Insurance Account    5130002180          (31,280.51)             -                 -                 -
Bancontrol Account                      003-0082267         231,921.97   3,957,709.33                 -     (2,887,666.45)
Lock Box Account                        5130001216                   -              -                 -                 -
Payroll Account                         5130001935          158,848.06              -       (901,663.41)       584,140.91
Ronan State Bank Investments            CD 15767 & 15374    131,240.85              -
Whitefish Credit Union                  817452                       -              -                 -                 -
Wells Fargo Imprest                     2015068521              487.22              -           (146.31)                -
                                                         ---------------------------------------------------------------------

Total Cash Accounts                                         159,450.69   3,957,709.33     (2,002,151.91)      (713,100.74)
                                                         =====================================================================



Operating DIP Accounts                                  Transfers between                      Ending Balance
----------------------------------------
Account Name                            Account #        Accounts        Book Adjustment       Per Books
----------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603                -    (158,315.71)                (0.00)
Self-funded Health Insurance Account    5130002180                 -      31,280.51                     -
Bancontrol Account                      003-0082267                -  (1,290,291.85)            11,673.00
Lock Box Account                        5130001216                 -              -                     -
Payroll Account                         5130001935                 -     158,718.64                 44.20
Ronan State Bank Investments            CD 15767 & 15374           -                           131,240.85
Whitefish Credit Union                  817452                     -              -                     -
Wells Fargo Imprest                     2015068521                 -              -                340.91
                                                        --------------------------------------------------
Total Cash Accounts                                                -  (1,258,608.41)           143,298.96
                                                        ==================================================

UST-14 Summary of Disbursements       Case Number:   01-31609-11
Continued                             Rule 2015 Report for the Month and Year
                                                     of: April, 2002



                                      Account Name:  Jore Corporation DIP
                                                    -------------------------
                                                    Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval) Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___ No_X_ If yes, list each payment.

Payee's name Nature of payment Payment date Payment amount  Date court approval
-----------------------------------------------------------------------------
N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval) Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes __ No _X__ If yes, list each payment.

Payee's name Nature of payment Payment date Payment amount  Date court approval
-----------------------------------------------------------------------------
N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No X___ if yes, list each payment.

Payee's name Nature of payment Payment date Payment amount  Date court approval
-----------------------------------------------------------------------------
N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

  UST - 14, Continuation Sheet       Case Number:  01-31609-11
                                     Rule 2015 Report for the Month and Year
                                                                   April-02

  Statement of Cash Receipts and Disbursements

                                              Account Name: Jore Corporation
                                                           DIP Operating Account
                                              Account Number 495-0029603
                                              Depository:  Wells Fargo

                      Cash Receipts

Date                  Source                $ Amount      Balance
--------------------------------------------------------------------------
          Beginning Cash Balance                              (331,766.90)

                                           -------------------------------
          Total Cash Receipts                                                 -

                      Cash Disbursements

Date      Check #     Payee                                       $ Amount
--------------------------------------------------------------------------------

                                                 -------------------------------
Total Disbursements                              (1,100,342.19)

Transfers from Line of Credit
Transfers from Line of Credit                     1,590,424.80

                                                 -------------------------------
Total Transfers From Line of Credit               1,590,424.80

Transfers Between Accounts
                                                 -------------------------------
Total Transfers Between Accounts                             -

Book Adjustments
wire#1643 written on dip acct but cleared the payroll acct      33,186.27
april int                                                     (230,584.36)
unused int                                                      (2,532.91)
correct april sweeps                                          (115,211.60)
april analysis fee                                              (2,249.79)
rclss feb 4 payroll tax paid out of dip not payroll           (141,969.16)
OTHER                                                          301,045.84
                                                         -----------------
Book Adjustments                                              (158,315.71)

Ending Book Balance                                                (0.00)
                                                         =================
Bank Adjustments
                                                         -----------------
                                                                       -

Balance in DIP Operating Account per 04/30/02 Bank Statement        (0.00)
                                                         =================

          Attach Copy of Current Months Bank Statement

  UST - 14, Continuation Sheet          Case Number: 01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:                April-02

  Statement of Cash Receipts and Disbursements

                                        Account Name:Jore Corporation
                                                    Self-funded Health Insurance
                                        Account Number 5130002180
                                        Depository: Wells Fargo

             Cash Receipts

             Source             Description      $ Amount     Balance
-----------------------------------------------------------------------------
Beginning Cash Balance                                            (31,280.51)

                                                -----------------------------
Total Cash Receipts                                        -

             Cash Disbursements

Check #      Payee              Description      $ Amount
-----------------------------------------------------------------------------

                                                -----------------------------
Total Disbursements                                        -

Transfers
Transfers from Line of Credit
                                                -----------------------------
Total Transfers                                            -

Transfers Between Accounts
                                                -----------------------------
Total Transfers Between Accounts                           -
Book Adjustments
             void prepetition checks               79,643.25
                                                  (48,362.74)
                                                -------------
Total Book Adjustments                             31,280.51

Ending Book Balance                                                     0.00
                                                             ================
Bank Adjustments                                                           -
                                                             ----------------
                                                                        0.00
                                                             ================

Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            April, 2002

 Statement of Cash Receipts and Disbursements

                                         Account Name:   Jore Corporation
                                                        Bancontrol Account
                                         Account Number:003-0082267
                                         Depository:    Wells Fargo

               Cash Receipts

               Source                Description   $ Amount        Balance
--------------------------------------------------------------------------------
Beginning Cash Balance                                                231,921.97

Total A/R Trade Cash Recipts                         3,957,709.33
Total Other Cash Receipts
                                                   -----------------------------
Total Cash Receipts                                  3,957,709.33

               Cash Disbursements

Check #        Payee                 Description   $ Amount
--------------------------------------------------------------------------------

                                                   -----------------------------
Total Disbursements                                             -

Transfers
               Transfers to Line of Credit            (713,100.74)
               transfer to DIP  & payroll acct      (2,174,565.71)
                                                   -----------------------------
Total Transfers                                     (2,887,666.45)
Transfers Between Accounts
    Zero Balance Account Transfer from 5130001216
                                                   -----------------------------
Total Transfers Between Accounts                                -

Book Adjustments
               tansfer to ronan st bank             (1,283,449.40)

                                                   ---------------
Total Book Adjustments                              (1,290,291.85)

Ending Book Balance                                                   11,673.00
                                                                  ==============

                                                                  --------------
                                                                       11,673.00
                                                                  ==============
Attach Copy of Current Months Bank Statement                               0.00

 UST - 14, Continuation Sheet            Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           April, 2002

 Statement of Cash Receipts and Disbursements

                                          Account Name:  Jore Corporation
                                                        Lock Box Account
                                          Account Number5130001216
                                          Depository:   Wells Fargo

                   Cash Receipts

                   Source                Description    $ Amount       Balance
--------------------------------------------------------------------------------
Beginning Cash Balance                                                        -
  Total A/R Trade Cash Recipts                                      -
                                                       -------------------------
Total Cash Receipts                                                 -

                   Cash Disbursements

Check #            Payee                 Description    $ Amount
--------------------------------------------------------------------------------

                                                       -------------------------
Total Disbursements                                                 -

Transfers
        Sweep to Line of Credit                                  0.00

                                                       -------------------------
Total Transfers                                                  0.00

Transfers Between Accounts

                                                       -------------------------
Total Transfers Between Accounts                                    -

Book Adjustments
                                                       ---------------
Total Book Adjustments                                              -
                                                                   -------------
Ending Book Balance                                                        0.00
                                                                   =============
                                                                   -------------
                                                                            0.00
                                                                   =============
Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:                    April-02

 Statement of Cash Receipts and Disbursements

                                          Account Name:  Jore Corporation
                                                        Payroll Account
                                          Account Number 5130001935
                                          Depository:   Wells Fargo

              Cash Receipts

              Source                 Description    $ Amount       Balance
--------------------------------------------------------------------------------
Beginning Cash Balance                                               158,848.06

                                                   -----------------------------
Total Cash Receipts                                             -

              Cash Disbursements

Check #       Payee                  Description    $ Amount
--------------------------------------------------------------------------------
                                               ---------------------------------
Total Disbursements                                   (901,663.41)

Transfers
Transfers from Line of Credit                          584,140.91
                                               ---------------------------------
Total Transfers                                        584,140.91

Transfers Between Accounts
                                               ---------------------------------
Total Transfers Between Accounts                                -

Book Adjustments
Total Book Adjustments                                 158,718.64

Ending Book Balance                                                       44.20
                                                              ==================
Total Bank Adjustments                                                 4,318.96
                                                              ------------------
                                                                       4,363.16
                                                              ==================
Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet           Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:                     Apr-02

 Statement of Cash Receipts and Disbursements

                                              Account Name: Jore Corporation
                                                           RSB Investments
                                              Account Number CD 15767 & 15374
                                              Depository:  Wells Fargo

              Cash Receipts

              Source               Description   $ Amount      Balance
--------------------------------------------------------------------------------
Beginning Cash Balance                                               131,240.85
                                                 -------------------------------
              Cash Disbursements

Check #       Payee                Description   $ Amount
--------------------------------------------------------------------------------
                                                 -------------------------------
Total Disbursements                                         -

Transfers
                                                 -------------------------------
Total Transfers                                             -

Transfers Between Accounts
                                                 -------------------------------
Total Transfers Between Accounts                            -

Book Adjustments

                                                 -------------
Total Book Adjustments                                      -

Ending Book Balance                                                  131,240.85
                                                              ==================
Interest recorded by bank                                                645.05
                                                                              -
                                                              ------------------
                                                                     131,885.90
                                                              ==================
Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet           Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:                     Apr-02

 Statement of Cash Receipts and Disbursements

                                              Account Name: Jore Corporation
                                                           Wisconsin Imprest
                                              Account Number 2015068521
                                              Depository:  Wells Fargo

                      Cash Receipts

Date                  Source                Description     $ Amount      Balance
-------------------------------------------------------------------------------------------

  3/31/02 Beginning Cash Balance                                                    487.22
                                                           --------------------------------
          Total Cash Receipts                                          -

                      Cash Disbursements

Date      Check #     Payee                 Description     $ Amount
-------------------------------------------------------------------------------------------
  4/22/02        1106 Marianne Wilemant     reimbursement        (146.31)
                                                           --------------------------------
          Total Disbursements                                    (146.31)

          Transfers
                                                           --------------------------------
          Total Transfers                                              -

          Transfers Between Accounts
          Wire Transfer from Jore General Account
                                                           --------------------------------
          Total Transfers Between Accounts                             -

          Book Adjustments
                                                           --------------
          Total Book Adjustments                                       -

          Ending Book Balance                                                       340.91
                                                                         ==================
          Total Bank Adjustments                                                        -5

Balance in Petty Cash Account per 04/30/02 Bank Statement                           335.91
                                                                         ==================
          Attach Copy of Current Months Bank Statement

                                        Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:                         Apr-02

                      UST-15, Statement of Aged Receivables


Total Due     (0-30 Days)   (31-60 Days)(61-90 Days) (91 & Over)     Amount
                                                                     Considered
                                                                   Uncollectible
Post-Petition Receivables
                                                               -----------------
$5,279,406.12 $4,756,525.65  $89,867.91  $33,668.20  $399,344.36    $ 35,035.00
                                                               -----------------
Pre-Petition Receivables

-------------------------------------------------------------------------------
                                                       $22,628.37   $22,628.37
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
$5,279,406.12 $4,756,525.65  $89,867.91  $33,668.20   $421,972.73   $57,663.37
===============================================================================

Accounts Receivable Reconciliation

1. Opening Balance                    3/31/02                $6,801,066.13

2. Sales on Account this Month                               $1,755,228.00

   2a.  Adjustments                                           ($592,293.15)
                                                             --------------

3. Balance (add lines 1, 2, & 2a)     4/30/02                $7,964,000.98
                                                             --------------

4. Amounts Collected on Receivables                          ($2,684,585.54)

                                                             --------------
5. Closing Balance      4/30/02                              $5,279,415.44
                                                             ==============

 Reserved for Uncollectible accounts                          ($146,901.13)

 Reserved for Sales Alllowance, Returns, Promo accounts       ($729,897.89)

                                                             --------------

     Per Balance Sheet                4/30/02                 $4,402,616.42
                                                             ==============


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.

2. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                         Case Number:       01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:                        Apr-02


                   UST-16, Statement of Post Petition Payables
                                 Part A - Taxes

Type of tax             (1) Unpaid post-   (2) Post-petition  (3)Post-petitions  (4)Unpaid post-
                        petition taxes      taxes accrued this  tax payments      petition taxes
                        from prior          month (new oblig-   made this report-  at end of report-
                        reporting month     ations)             ing month         ing month
--------------------------------------------------------------------------------
Federal Taxes
Employee withholding taxes     (559.56)           559.56                                    -
FICA/Medicare-Employee           51.01                               51.01                  -
FICA/Medicare-Employer           51.01                               51.01                  -
Unemployment                  4,713.42                            4,713.42                  -
                                                                                            -
State Taxes                                                                                 -
All States                     (298.60)           298.60                                    -
State Unemployment           17,048.81                           17,048.81                  -

                                                                           -------------------
                                       Total Unpaid Post-Petition Taxes                   $ -
                                                                           ===================

                                     Case Number:   01-31609-11
                                     Rule 2015 Report for the Month and Year
                                     of:                   Apr-02

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables


Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

Closing balance from prior month                               $1,829,597.86

New payables added 4/01/02 thru 4/24/02                        $1,656,542.65

Less payments made 4/01/02 thru 4/24/02                        ($1,102,059.33)

Balance for aging as of 4/24/02                                $2,384,081.18



Statement of Postpetition Payments on Executory Contracts & Leases
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------------
Entity Paid                   Total amount of  Total amount   Total Postpetition
                              payments due     payments made  Delinquency
--------------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------
CANADIAN DETAILING                  $ 297.85      $ 297.85
--------------------------------------------------------------------------
--------------------------------------------------------------------------
MISSION VALLEY POWER             $ 15,000.00   $ 15,000.00
--------------------------------------------------------------------------
--------------------------------------------------------------------------
PROFESSIONAL RETAIL MERCHANDIS   $ 11,854.72   $ 11,854.72
--------------------------------------------------------------------------
--------------------------------------------------------------------------
SCOTTDALE RETAIL SERVICES         $ 5,226.69    $ 5,226.69
--------------------------------------------------------------------------
--------------------------------------------------------------------------
VERIZON NORTH                       $ 350.79      $ 350.79
--------------------------------------------------------------------------
--------------------------------------------------------------------------
BOBROW PALUMBO                    $ 5,944.00    $ 5,944.00
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total                            $ 38,674.05   $ 38,674.05          $0.00
--------------------------------------------------------------------------
--------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                         Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           April, 2002

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule of Payment to Professional (Attorney accountant, appraiser, consultant)



Type of Professional      Amount of     Fees and        Fees and      Total fees
(Nature of service)      retainer (if   expenses        expenses added expenses
                         applicable)    from prior      this month    at month
                                                                        end

Perkins Coie (Debtor Attorney)   -       1,607,085       119,077      1,726,162
Glass & Associates (Management
Consultants-                             1,352,896        13,023      1,365,919
Dye & Moe (Debtor Attorney)                 73,738           478         74,216
US Trustee                                  32,750         5,000         37,750
Trustee's Council                -               -                            -
Shulkin (Creditors' Committee
                Council)         -         149,597       (31,580)       118,017
Creditors' Committee other
                professional     -          72,052        (3,711)        68,341
Christensen Connor Johnson                 209,192         4,381        213,573
Hilco Appraisal Services                    53,633         9,000         62,633
Wells Fargo                                399,092      (106,000)       293,092
                         -------------------------------------------------------
                               $ -     $ 3,950,034       $ 9,668    $ 3,959,702
                         =======================================================

Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Professional fees accrued in each month are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

Still some unbilled services as of 5/31/02 - based on estimates.

                                     Case Number:      01-31609-11
                                     Rule 2015 Report for the Month and Year
                                     of:                       Apr-02

                                          UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.

                                                                  Yes         No
                                                                  --------------

Question 1 - Sale of Debtor's  Assets.  Did the  debtor,  or      Yes
another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

April 15th, 2002 sale of all assets approved by the court to Western Mortgage and Realty Company.

Question 2 - Financing.  During the reporting month, did the                 No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting month, did                 No
the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 -  Insurance  and Bond  Coverage.  Did the debtor                 No
renew  or  replace  any  insurance   policies   during  this
reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

Were any of the  debtor's  insurance  policies  canceled  or                 No
otherwise terminated for any reason during the reporting month? If yes, explain.

Were any claims made during this reporting month against the                 No
debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                              Full-time       Part-time and Temp
Number of employees at beginning of month April      215          30
Employees added                                        0           0
Employees resigned/terminated                         -6           0
                                                -------------------------------
Number employees at end of month                     209          30
                                                ===============================

           Gross Monthly Payroll and Taxes                          $ 509,570
                                                              ----------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original                         Send a copy to each of the following:

United States Bankruptcy Court            Office of the United States Trustee
P.O. Box 689                              P.O. Box 3509
Butte, MT 59703                           Great Falls, MT 59403

                            If applicable, each member of any committees elected or appointed, and to their authorized agents.

                            Debtor's counsel.

                                                            Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending April 30, 2002
Narrative Report - Final Report


Total sales for the month of April 2002 were $2.5 million, a 1.5% decrease over the same period in 2001. Actual sales exceeded budgeted sales of $1.87 Million by 136%. Since the assets of the Company were purchased on April 25, 2002 the financial statements are showing the results of "Old Jore" through April 24th. In that period there were $1.7 million in sales.

April 's gross profit was -17.6% compared to a plan of -17.6%. The prior year gross profit was -4.8% of sales. If excess depreciation were excluded, April's Gross Profit would be -2.2%. Selling and Marketing costs were higher than budget due to the higher volume of sales. Several of the costs in Selling and Marketing are directly related to sales such as commissions, brand fees, and advertising, and as sales increase, this line item will also increase. General & Administrative costs were lower than budget as the Company is tightly controlling costs. Operating Expenses were 21.9% of Sales versus a prior year of 40.5% and a plan of 38.6%. All of these figures are for the entire month of April including the 6 days of operations as New Jore.

Interest expense is comprised of interest on the Company's debtor-in-possession facility. The Company is not accruing interest expense on its long-term debt.

Year to Date Earnings before interest, taxes, depreciation and amortization (EBITDA) is currently at positive $471k versus a plan of negative $1.368k and versus a prior year of negative $3.565M.

Bankruptcy administration expenses include amounts paid or due to professionals, primarily legal counsel of the interested parties in Jore's bankruptcy case. Some of these amounts are estimated as actual invoices have not yet been received.

On the April 15th the court approved a sale of all of the assets of Jore Corporation to Western Mortgage and Realty Company of Pasco Washington. The closing date of the sale occurred on April 24th and New Jore Corporation began operations on April 25, 2002. Old Jore Corporation is shell Company with virtually no assets. An update on the status of the Bankruptcy case is expected to be submitted to the court on June 14, 2002.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 04/30/02
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 04/30/02
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 04/30/02
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 04/30/02
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 04/30/02
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K                            Wells Fargo Debtor In Possesion Bank
                                        Statement - Edgerton

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        June  10, 2002                   By:  /s/ Kelly Grove
                                              ------------------
                                              Kelly Grove
                                              Controller